CONSOLIDATED STATEMENTS OF INCOME (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Revenues:
Search	$ 38,061	$ 25,466	$ 22,792
Products	17,574	7,191	5,404
Other	4,588	2,816	1,301
Total revenues	60,223	35,473	29,497
Cost of revenues	5,230	2,840	1,606
Gross profit	54,993	32,633	27,891
Operating expenses:
Research and development	10,735	7,453	6,607
Selling and marketing	29,517	12,984	5,244
General and administrative	8,560	7,649	4,741
Total operating expenses	48,812	28,086	16,592
Operating income	6,181	4,547	11,299
Financial income (expense), net	(174)	1,293	322
Income before taxes on income	6,007	5,840	11,621
Taxes on income	2,473	172	3,232
Net income	$ 3,534	$ 5,668	$ 8,389
Net earnings per Ordinary share:
Basic	$ 0.35	$ 0.58	$ 0.87
Diluted	$ 0.34	$ 0.57	$ 0.85